UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  May 6, 2004

COACHMEN INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)
INDIANA	1-7160	35-1101097

(State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

2831 Dexter Drive ELKHART, INDIANA		46514

(Address of principal executive offices)		(Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (574) 262-0123

NOT APPLICABLE

(Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits:

             99.1   Press Release dated May 6, 2004.

ITEM 9.  REGULATION FD DISCLOSURE.

        On May 6, 2004, Coachmen Industries, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K and incorporated by reference herein. This press release announced the Company's Board of Directors has declared a $.06 per share regular quarterly dividend.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COACHMEN INDUSTRIES, INC.
By:/s/ Ellen Padesky Ellen Padesky, Assistant Secretary

Date:  May 6, 2004

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	SEQUENTIALLY NUMBERED PAGES
99.1	Press Release dated May 6, 2004	4

3